UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-08476

            The Gabelli Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

                          Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

                             Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Multimedia Trust Inc.

Semiannual Report — June 30, 2013

Portfolio Management Team

Mario J. Gabelli, CFA Christopher J. Marangi Lawrence J. Haverty, CFA

To Our Shareholders,

For the six months ended June 30, 2013, the net asset value (“NAV”) total return of The Gabelli Multimedia Trust Inc. (the “Fund”) was 16.6%, compared with a total return of 11.1% for the Morgan Stanley Capital International (“MSCI”) World Free Index. The total return for the Fund’s publicly traded shares was 24.7%. The Fund’s NAV per share was $9.17, while the price of the publicly traded shares closed at $9.36 on the New York Stock Exchange (“NYSE”). See below for additional performance information.

Enclosed are the schedule of investments and financial statements as of June 30, 2013.

Comparative Results

Average Annual Returns through June 30, 2013 (a) (Unaudited)					Since Inception (11/15/94)
	Year To Date	1 Year	5 Year	10 Year
Gabelli Multimedia Trust Inc.
NAV Total Return (b)	16.60%	33.16%	5.92%	6.57%	8.43%
Investment Total Return (c)	24.67	48.52	9.61	8.68	9.01
Standard & Poor’s 500 Index	13.39	20.60	7.01	7.30	9.08	(d)
MSCI World Free Index	11.13	18.58	2.70	7.25	6.48	(d)

(a)    Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The Standard & Poor’s 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.

(b)    Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.

(c)     Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.

(d)    From November 30, 1994, the date closest to the Fund’s inception for which data is available.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2013:

The Gabelli Multimedia Trust Inc.

Cable	15.6%
Broadcasting	13.9%
Entertainment	13.9%
Computer Software and Services	10.1%
Hotels and Gaming	8.1%
Satellite	7.7%
Telecommunications: National	5.4%
Publishing	5.1%
Consumer Services	3.6%
Wireless Communications	3.5%
Telecommunications: Regional	2.3%
Equipment	1.7%
Retail	1.6%

Business Services: Advertising	1.4%
Telecommunications: Long Distance	1.2%
Computer Hardware	1.0%
U.S. Government Obligations	0.9%
Diversified Industrial	0.7%
Business Services	0.7%
Financial Services	0.6%
Consumer Products	0.4%
Electronics	0.3%
Food and Beverage	0.3%
Communications Equipment	0.0%
Real Estate	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 13, 2013 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 13, 2013 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Mario J. Gabelli, CFA, and Christopher J. Marangi as Directors of the Fund. A total of 13,561,222 votes and 13,577,347 votes were cast in favor of these Directors and a total of 246,631 votes and 230,506 votes were withheld for these Directors, respectively. In addition, preferred shareholders, voting as a separate class, elected Anthony J. Colavita as a Director of the Fund. A total of 665,591 votes were cast in favor of this Director and a total of 47,854 votes were withheld for this Director.

James P. Conn, Frank J. Fahrenkopf, Jr., Kuni Nakamura, Anthony R. Pustorino, Werner J. Roeder, and Salvatore J. Zizza continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

The Gabelli Multimedia Trust Inc.

Schedule of Investments — June 30, 2013 (Unaudited)

Shares			Cost	Market Value

		COMMON STOCKS — 99.1%
		DISTRIBUTION COMPANIES — 65.5%
		Broadcasting — 13.9%
10,000		Asahi Broadcasting Corp.	$42,567	$71,990
68,000		CBS Corp., Cl. A Voting	923,813	3,319,080
6,400		Chubu-Nippon Broadcasting Co. Ltd.	46,376	36,717
18,000		Cogeco Inc.	356,883	718,836
2,000		Corus Entertainment Inc., Cl. B, New York	5,257	45,980
13,000		Corus Entertainment Inc., Cl. B, Toronto	26,464	297,899
49,500		Discovery Communications Inc., Cl. A†	556,058	3,821,895
52,500		Discovery Communications Inc., Cl. C†	519,617	3,657,150
27,500		Fisher Communications Inc.	973,419	1,129,700
20,000		Gray Television Inc.†	25,257	144,000
81,000		Grupo Radio Centro SAB de CV, Cl. A†	39,884	93,831
4,550		Lagardere SCA	100,163	126,741
64,500		Liberty Media Corp., Cl. A†	1,117,600	8,176,020
16,000		LIN TV Corp., Cl. A†	13,117	244,800
4,000		M6 Metropole Television SA	35,208	64,431
68,566		Media Prima Berhad	34,965	60,764
36,000		Nippon Television Network Corp.	530,748	658,439
4,650		NRJ Group†	20,718	35,711
18,000		Pandora Media Inc.†	172,953	331,200
3,500		RTL Group SA	134,552	286,192
80,000		Salem Communications Corp., Cl. A	399,358	599,200
14,000		Sinclair Broadcast Group Inc., Cl. A	92,996	411,320
23,000		Societe Television Francaise 1	229,511	275,218
68,000		Starz, Cl. A†	153,645	1,502,800
50,000		Television Broadcasts Ltd.	187,673	343,603
90,000		Tokyo Broadcasting System Holdings Inc.	1,589,534	1,215,971
240,000		TV Azteca SA de CV, CPO	58,305	127,062
27,000		UTV Media plc.	96,517	55,439

			8,483,158	27,851,989

		Business Services — 0.7%
3,686	(a)	Contax Participacoes SA†	7,571	33,683
1,000		Convergys Corp.	17,738	17,430
6,000		Impellam Group plc	8,600	36,503
22,500		McGraw Hill Financial Inc.	830,615	1,196,775
8,000		Monster Worldwide Inc.†	103,480	39,280

			968,004	1,323,671

		Cable — 15.6%
46,000		AMC Networks Inc., Cl. A†	473,999	3,008,860
203,000		Cablevision Systems Corp., Cl. A	1,639,666	3,414,460

Shares		Cost	Market Value

6,500	Charter Communications Inc., Cl. A†	$340,578	$805,025
35,500	Cogeco Cable Inc.	727,721	1,515,931
22,000	Comcast Corp., Cl. A	365,978	921,360
58,000	Comcast Corp., Cl. A, Special	1,005,920	2,300,860
37,001	Liberty Global plc, Cl. A†	728,951	2,741,004
62,000	Liberty Global plc, Cl. C†	1,768,606	4,209,207
118,690	Rogers Communications Inc., Cl. B, New York	873,635	4,652,648
19,310	Rogers Communications Inc., Cl. B, Toronto	148,207	756,463
34,000	Scripps Networks Interactive Inc., Cl. A	1,440,865	2,269,840
18,000	Shaw Communications Inc., Cl. B, New York	84,642	432,540
78,000	Shaw Communications Inc., Cl. B, Toronto	105,571	1,871,941
21,500	Time Warner Cable Inc.	1,010,509	2,418,320

		10,714,848	31,318,459

	Communications Equipment — 0.0%
6,500	Telenav Inc.†	45,759	33,995

	Consumer Services — 3.6%
4,000	Bowlin Travel Centers Inc.†	3,022	5,380
3,000	Expedia Inc.	191,366	180,450
13,000	H&R Block Inc.	190,938	360,750
24,000	IAC/InterActiveCorp.	573,643	1,141,440
115,000	Liberty Interactive Corp., Cl. A†	872,914	2,646,150
11,872	Liberty Ventures, Cl. A†	367,613	1,009,239
18,500	Outerwall Inc.†	774,794	1,085,395
10,000	The ADT Corp.	403,996	398,500
15,000	TiVo Inc.†	146,271	165,750
8,000	Tree.com Inc.	69,847	137,120

		3,594,404	7,130,174

	Diversified Industrial — 0.7%
16,000	Bouygues SA	449,280	408,403
3,000	Fortune Brands Home & Security Inc.	39,124	116,220
10,000	General Electric Co.	151,777	231,900
20,000	Jardine Strategic Holdings Ltd.	505,739	726,000
3,000	Malaysian Resources Corp. Berhad	3,735	1,453

		1,149,655	1,483,976

	Entertainment — 6.7%
25,000	British Sky Broadcasting Group plc	275,893	301,150
5,800	British Sky Broadcasting Group plc, ADR	181,535	280,662
285,000	Grupo Televisa SAB, ADR	5,674,848	7,079,400
25,000	Naspers Ltd., Cl. N	1,096,688	1,846,222
5,000	Regal Entertainment Group, Cl. A	61,326	89,500

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Entertainment (Continued)
20,000	Societe d’Edition de Canal +	$87,983	$135,111
14,000	Take-Two Interactive Software Inc.†	125,467	209,580
58,000	The Madison Square Garden Co., Cl. A†	417,901	3,436,500

		7,921,641	13,378,125

	Equipment — 1.7%
14,000	American Tower Corp.	273,740	1,024,380
2,000	Amphenol Corp., Cl. A	7,794	155,880
122,000	Corning Inc.	1,199,904	1,736,060
2,000	Furukawa Electric Co. Ltd.	7,419	4,638
9,000	QUALCOMM Inc.	22,469	549,720

		1,511,326	3,470,678

	Financial Services — 0.6%
15,000	BCB Holdings Ltd.†	33,725	4,449
32,500	Kinnevik Investment AB, Cl. A	564,354	835,993
16,000	Kinnevik Investment AB, Cl. B	315,078	410,134
15,000	Waterloo Investment Holdings Ltd.†	2,153	913

		915,310	1,251,489

	Food and Beverage — 0.3%
5,000	Beam Inc.	239,165	315,550
3,000	Compass Group plc	21,383	38,328
2,994	Pernod-Ricard SA	190,567	331,995

		451,115	685,873

	Real Estate — 0.0%
5,000	Reading International Inc., Cl. B†	35,752	35,100

	Retail — 1.6%
200	Amazon.com Inc.†	35,729	55,538
5,000	Barnes & Noble Inc.†	57,802	79,800
67,000	Best Buy Co. Inc.	1,549,216	1,831,110
21,000	HSN Inc.	470,873	1,128,120

		2,113,620	3,094,568

	Satellite — 7.7%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	3,559
28,001	DigitalGlobe Inc.†	440,190	868,311
151,000	DIRECTV†	2,946,967	9,304,620
49,000	DISH Network Corp., Cl. A	1,120,760	2,083,480
33,000	EchoStar Corp., Cl. A†	783,333	1,290,630
20,000	Intelsat SA†	376,850	400,000
30,000	Iridium Communications Inc.†	201,219	232,800
16,801	Loral Space & Communications Inc.	630,224	1,007,724
6,000	PT Indosat Tbk, ADR	58,079	154,500

Shares		Cost	Market Value

30	SKY Perfect JSAT Holdings Inc.	$15,472	$13,702

		6,574,649	15,359,326

	Telecommunications: Long Distance — 1.2%
7,000	AT&T Inc.	200,276	247,800
50,000	Oi SA, ADR	374,941	90,000
7,000	Oi SA, Cl. C, ADR	75,617	13,720
24,000	Philippine Long Distance Telephone Co., ADR	329,883	1,628,640
65,000	Sprint Nextel Corp.†	242,964	456,300

		1,223,681	2,436,460

	Telecommunications: National — 5.4%
5,000	China Telecom Corp. Ltd., ADR	126,250	237,500
5,000	China Unicom Hong Kong Ltd., ADR	38,450	65,700
63,000	Deutsche Telekom AG, ADR	814,980	734,580
16,000	Elisa Oyj	155,779	312,602
3,000	France Telecom SA, ADR	48,120	28,350
3,605	Hellenic Telecommunications Organization SA†	41,551	28,155
17,000	Level 3 Communications Inc.†	360,770	358,360
1,000	Magyar Telekom Telecommunications plc, ADR	9,280	7,500
5,000	Nippon Telegraph & Telephone Corp.	230,089	259,125
3,000	PT Telekomunikasi Indonesia Persero Tbk, ADR	12,340	128,220
6,000	Rostelecom OJSC, ADR	41,408	95,100
28,000	Swisscom AG, ADR	704,879	1,228,920
6,000	Telecom Argentina SA, ADR†	5,820	89,280
385,000	Telecom Italia SpA	1,016,574	267,605
17,500	Telefonica Brasil SA, ADR	283,641	399,350
118,026	Telefonica SA, ADR†	1,183,507	1,511,913
16,000	Telekom Austria AG	197,510	101,299
15,172	TeliaSonera AB	42,639	98,936
2,400	Telstra Corp. Ltd., ADR	30,324	52,416
27,000	tw telecom inc.†	495,414	759,780
55,000	Verizon Communications Inc.	1,962,858	2,768,700
89,000	VimpelCom Ltd., ADR	118,168	895,340
8,000	Ziggo BV	271,842	320,204

		8,192,193	10,748,935

	Telecommunications: Regional — 2.3%
6,000	Bell Aliant Inc.(b)	82,128	161,886
67,000	Cincinnati Bell Inc.†	283,029	205,020
29,000	NII Holdings Inc.†	372,530	193,430
32,000	Primus Telecommunications Group Inc.	364,025	382,080
87,000	Telephone & Data Systems Inc.	3,495,965	2,144,550
42,000	TELUS Corp., Toronto	386,944	1,226,015

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Telecommunications: Regional (Continued)
11,000	TELUS Corp., New York	$138,466	$321,090

		5,123,087	4,634,071

	Wireless Communications — 3.5%
60,000	America Movil SAB de CV, Cl. L, ADR	224,931	1,305,000
2,513	Grupo Iusacell SA de CV†	9,492	0
240,000	Jasmine International Public Co. Ltd.	5,040	60,745
13,500	Millicom International Cellular SA, SDR	1,106,251	972,525
4,000	Nextwave Wireless Inc., Escrow†	0	1,760
900	NTT DoCoMo Inc.	1,400,085	1,398,367
19,000	Orascom Telecom Holding SAE, GDR†(c)	75,678	53,390
19,000	Orascom Telecom Media and Technology Holding SAE, GDR(b)	29,430	4,370
10,000	ORBCOMM Inc.†	41,689	44,900
34,000	SK Telecom Co. Ltd., ADR	761,600	691,220
4,203	Tim Participacoes SA, ADR	33,152	78,176
12,000	T-Mobile US Inc.	247,538	297,720
8,000	Turkcell Iletisim Hizmetleri A/S, ADR†	118,357	114,960
30,000	United States Cellular Corp.	1,123,577	1,100,700
30,000	Vodafone Group plc, ADR	739,601	862,200

		5,916,421	6,986,033

	TOTAL DISTRIBUTION COMPANIES	64,934,623	131,222,922

	COPYRIGHT/CREATIVITY COMPANIES — 33.6%
	Business Services: Advertising — 1.4%
145,000	Clear Channel Outdoor Holdings Inc., Cl. A†	1,247,830	1,081,700
15,000	Harte-Hanks Inc.	110,333	129,000
6,000	Havas SA	28,900	38,440
10,000	JC Decaux SA	231,338	272,759
4,000	Lamar Advertising Co., Cl. A†	94,237	173,600
2,000	Publicis Groupe SA	13,971	142,400
66,000	The Interpublic Group of Companies Inc.	531,215	960,300
36,000	Tiger Media Inc.†	213,240	33,120

		2,471,064	2,831,319

	Computer Hardware — 1.0%
4,800	Apple Inc.	1,731,265	1,901,184

	Computer Software and Services — 10.1%
80,000	Activision Blizzard Inc.	621,768	1,140,800
31,000	Blucora Inc.†	456,079	574,740

Shares		Cost	Market Value
2,000	Blue Nile Inc.†	$67,006	$75,560
50,000	EarthLink Inc.	336,225	310,500
60,000	eBay Inc.†	1,440,692	3,103,200
115,000	Electronic Arts Inc.†	1,945,450	2,641,550
57,000	Facebook Inc., Cl. A†	1,375,422	1,417,020
4,100	Google Inc., Cl. A†	1,728,117	3,609,517
13,400	Guidance Software Inc.†	113,116	117,116
54,000	Internap Network Services Corp.†	307,748	446,580
10,000	InterXion Holding NV†	135,436	261,300
12,000	Microsoft Corp.	339,027	414,360
35,000	RealD Inc.†	360,593	486,500
400	Rimage Corp.	3,900	3,356
227,000	Yahoo! Inc.†	3,633,501	5,699,970

		12,864,080	20,302,069

	Consumer Products — 0.4%
2,500	Nintendo Co. Ltd.	365,685	294,918
35,000	Nintendo Co. Ltd., ADR	622,100	513,450

		987,785	808,368

	Electronics — 0.3%
3,000	IMAX Corp.†	20,278	74,580
17,000	Intel Corp.	408,011	411,740
3,221	Koninklijke Philips NV	30,749	87,579

		459,038	573,899

	Entertainment — 7.2%
15,000	Ascent Capital Group Inc., Cl. A†	460,088	1,171,050
18,000	Crown Media Holdings Inc., Cl. A†	71,304	44,460
8,000	DreamWorks Animation SKG Inc., Cl. A†	173,525	205,280
60,000	GMM Grammy Public Co. Ltd.†	45,782	35,015
25,000	Live Nation Entertainment Inc.†	239,539	387,500
3,000	Rovi Corp.†	59,248	68,520
17,000	STV Group plc†	13,537	35,294
13,000	The Walt Disney Co.	564,594	820,950
50,000	Time Warner Inc.	1,587,579	2,891,000
114,000	Universal Entertainment Corp.	2,776,945	2,012,644
56,000	Viacom Inc., Cl. A	1,310,103	3,832,640
140,000	Vivendi SA	3,001,360	2,651,446
24,000	World Wrestling Entertainment Inc., Cl. A	215,449	247,440

		10,519,053	14,403,239

	Hotels and Gaming — 8.1%
152,000	Boyd Gaming Corp.†	944,887	1,717,600
4,200	Greek Organization of Football Prognostics SA	45,444	35,152
2,000	Hyatt Hotels Corp., Cl. A†	62,969	80,720
66,500	International Game Technology	1,248,705	1,111,215
15,000	Interval Leisure Group Inc.	290,087	298,800
570,000	Ladbrokes plc	3,276,234	1,733,026
44,000	Las Vegas Sands Corp.	896,486	2,328,920

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

Shares		Cost	Market Value
	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Hotels and Gaming (Continued)
90,000	Mandarin Oriental International Ltd.	$148,707	$145,350
60,000	Melco Crown Entertainment Ltd., ADR†	409,165	1,341,600
25,000	MGM China Holdings Ltd.	49,802	66,722
12,500	Penn National Gaming Inc.†	336,130	660,750
93,931	Ryman Hospitality Properties Inc.	2,225,138	3,664,248
5,100	Starwood Hotels & Resorts Worldwide Inc.	103,481	322,269
22,000	Wynn Resorts Ltd.	491,864	2,816,000

		10,529,099	16,322,372

	Publishing — 5.1%
15,000	AH Belo Corp., Cl. A	67,792	102,900
20,000	Arnoldo Mondadori Editore SpA†	63,827	23,026
70,000	Belo Corp., Cl. A	351,128	976,500
30,000	Il Sole 24 Ore SpA†	35,186	19,134
800	John Wiley & Sons Inc., Cl. B	5,693	32,244
10,000	Media General Inc., Cl. A†	40,417	110,300
11,500	Meredith Corp.	368,865	548,550
5,263	Nation International Edutainment Public Co. Ltd.	265	740
1,000,000	Nation Multimedia Group Public Co. Ltd.†	53,346	41,915
145,000	News Corp., Cl. A	1,545,159	4,727,000
42,000	News Corp., Cl. B	429,699	1,378,440
10,000	News Corp., Cl. B, New York	155,389	153,800
13,000	Nielsen Holdings NV	351,486	436,670
974,000	Post Publishing Public Co. Ltd.	47,100	216,689
1,000	Scholastic Corp.	16,500	29,290
247,000	Singapore Press Holdings Ltd.	725,198	812,615
600	Spir Communication†	13,551	7,513
10,000	Telegraaf Media Groep NV†	166,231	149,559
6,000	The E.W. Scripps Co., Cl. A†	35,180	93,480
5,000	Tribune Co.†	277,280	284,500
9,091	UBM plc	56,548	90,705
3,000	Wolters Kluwer NV	67,969	63,475

		4,873,809	10,299,045

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	44,435,193	67,441,495

	TOTAL COMMON STOCKS	109,369,816	198,664,417

	RIGHTS — 0.0%
	COPYRIGHT/CREATIVITY COMPANIES — 0.0%
	Publishing — 0.0%
5,263	Nation International Edutaiment Public Co. Ltd., expire 07/08/13†	156	68

Shares		Cost	Market Value
	WARRANTS — 0.0%
	Broadcasting — 0.0%
10,244	Media Prima Berhad, expire 12/31/14†	$2,145	$3,242

Principal Amount
	U.S. GOVERNMENT OBLIGATIONS — 0.9%
$1,878,000	U.S. Treasury Bills, 0.040% to 0.120%††, 07/18/13 to 11/21/13	1,877,746	1,877,815

TOTAL INVESTMENTS — 100.0%		$111,249,863	200,545,542

Other Assets and Liabilities (Net)			(130,509)
PREFERRED STOCK
(791,614 preferred shares outstanding)			(34,775,350)

NET ASSETS — COMMON STOCK
(18,072,908 common shares outstanding)			$165,639,683

NET ASSET VALUE PER COMMON SHARE
($165,639,683 ÷ 18,072,908 shares outstanding)			$9.17

(a)	Denoted in units.

(b)

Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2013, the market value of Rule 144A securities amounted to $166,256 or 0.08% of total investments.

(c)

Security purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2013, the market value of the Regulation S security amounted to $53,390 or 0.03% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/13 Carrying Value Per Share
19,000	Orascom Telecom Holding SAE, GDR	11/16/09	$75,678	$2.8100

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Schedule of Investments (Continued) — June 30, 2013 (Unaudited)

†	Non-income producing security.

††	Represents annualized yield at date of purchase.

ADR	American Depositary Receipt
CPO	Ordinary Participation Certificate
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Total Investments	Market Value
North America	79.0%	$158,345,662
Europe	8.8	17,649,678
Latin America	4.7	9,380,672
Asia/Pacific	3.4	6,784,674
Japan	3.2	6,479,961
South Africa	0.9	1,846,222
Africa/Middle East	0.0	58,673

Total Investments	100.0%	$200,545,542

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Assets and Liabilities

June 30, 2013 (Unaudited)

Assets:
Investments, at value (cost $111,249,863)	$200,545,542
Cash	12,785
Receivable for investments sold	402,112
Deferred offering expense	241,688
Dividends receivable	291,122
Prepaid expenses	2,528

Total Assets	201,495,777

Liabilities:
Deferred tax liabilities (a)	33,831
Distributions payable	16,771
Payable for investments purchased	396,706
Payable for investment advisory fees	308,830
Payable for payroll expenses	44,255
Payable for accounting fees	7,500
Payable for auction agent fees	131,040
Payable for shareholder communications expenses	68,729
Other accrued expenses	73,082

Total Liabilities	1,080,744

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$165,639,683

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$90,758,986
Distributions in excess of net realized gain on investments, swap contracts, and foreign currency transactions	(14,377,667)
Net unrealized appreciation on investments	89,261,848
Net unrealized depreciation on foreign currency translations	(3,484)

Net Assets	$165,639,683

Net Asset Value per Common Share:
($165,639,683 ÷ 18,072,908 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$9.17

(a)	Includes net change of $9,932 in deferred Thailand capital gains tax on unrealized appreciation during the six months ended June 30, 2013.

Statement of Operations

For the Six Months Ended June 30, 2013 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $178,109)	$1,887,170
Interest	2,514

Total Investment Income	1,889,684

Expenses:
Investment advisory fees	986,631
Shareholder communications expenses	65,114
Directors’ fees	40,374
Shareholder services fees	38,216
Audit fees	38,138
Custodian fees	36,565
Payroll expenses	31,467
Accounting fees	22,500
Miscellaneous expenses	46,103

Total Expenses	1,305,108

Net Investment Income	584,576

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	4,547,370
Net realized loss on swap contracts	(138,256)
Net realized loss on foreign currency transactions	(1,955)

Net realized gain on investments, swap contracts, and foreign currency transactions	4,407,159

Net change in unrealized appreciation/depreciation:
on investments (a)	19,825,171
on swap contracts	135,152
on foreign currency translations	(3,362)

Net change in unrealized appreciation/depreciation on investments, swap contracts, and foreign currency translations	19,956,961

Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	24,364,120

Net Increase in Net Assets Resulting from Operations	24,948,696

Total Distributions to Preferred Shareholders	(599,950)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$24,348,746

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Statement of Changes in Net Assets Attributable to Common Shareholders

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
Operations:
Net investment income	$ 584,576		$ 2,372,255
Net realized gain on investments, swap contracts, and foreign currency transactions	4,407,159		1,614,523
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	19,956,961		24,949,574

Net Increase in Net Assets Resulting from Operations	24,948,696		28,936,352

Distributions to Preferred Shareholders:
Net investment income	(65,994	)*	(598,018)
Net realized short term gain	—		(614,048)
Net realized long term gain	(533,956	)*	—

Total Distributions to Preferred Shareholders	(599,950)		(1,212,066)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	24,348,746		27,724,286

Distributions to Common Shareholders:
Net investment income	(557,612	)*	(1,350,934)
Net realized short term gain	—		(1,387,146)
Net realized long term gain	(3,533,952	)*	—
Return of capital	(3,120,583	)*	(11,692,316)

Total Distributions to Common Shareholders	(7,212,147)		(14,430,396)

Fund Share Transactions:
Net increase in net assets from common shares issued upon reinvestment of distributions	379,044		—
Net decrease from repurchase of common shares	—		(354,024)
Offering costs for common shares charged to paid-in capital	—		(17,897)

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	379,044		(371,921)

Net Increase in Net Assets Attributable to Common Shareholders	17,515,643		12,921,969

Net Assets Attributable to Common Shareholders:
Beginning of period	148,124,040		135,202,071

End of period (including undistributed net investment income of $0 and $39,030, respectively)	$165,639,683		$148,124,040

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights

Selected data for a share outstanding throughout each period:

	Six Months Ended
	June 30, 2013		Year Ended December 31,
	(Unaudited)		2012		2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$ 8.22		$ 7.48		$ 9.17	$ 7.70	$ 5.40	$ 14.39

Net investment income/(loss)	0.03		0.13		0.04	(0.07)	0.05	0.14
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	1.35		1.48		0.00 (a)	2.22	2.33	(8.41)

Total from investment operations	1.38		1.61		0.04	2.15	2.38	(8.27)

Distributions to Preferred Shareholders: (b)
Net investment income	(0.00	)*(a)	(0.03)		—	(0.09)	(0.02)	(0.13)
Net realized gain	(0.03	)*	(0.04)		(0.07)	—	—	—
Return of capital	—		—		—	—	(0.07)	(0.03)

Total distributions to preferred shareholders	(0.03)		(0.07)		(0.07)	(0.09)	(0.09)	(0.16)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	1.35		1.54		(0.03)	2.06	2.29	(8.43)

Distributions to Common Shareholders:
Net investment income	(0.03	)*	(0.07)		—	(0.07)	—	—
Net realized gain	(0.20	)*	(0.08)		(0.24)	—	—	—
Return of capital	(0.17	)*	(0.65)		(0.63)	(0.53)	—	(0.57)

Total distributions to common shareholders	(0.40)		(0.80)		(0.87)	(0.60)	—	(0.57)

Fund Share Transactions:
Increase/(Decrease) in net asset value from common share transactions	(0.00	)(a)	—		(0.76)	—	—	—
Increase in net asset value from repurchase of common shares	—		0.00	(a)	0.00 (a)	0.01	0.01	0.00 (a)
Increase in net asset value from repurchase of preferred shares	—		—		—	0.00 (a)	0.00 (a)	0.01
Offering expenses charged to paid-in capital	—		(0.00	)(a)	(0.03)	—	—	—

Total Fund share transactions	(0.00	)(a)	0.00	(a)	(0.79)	0.01	0.01	0.01

Net Asset Value Attributable to Common Shareholders, End of Period	$ 9.17		$ 8.22		$ 7.48	$ 9.17	$ 7.70	$ 5.40

NAV total return †	16.60%		22.29%		(0.13)%	28.76%	42.59%	(59.40)%

Market value, end of period	$ 9.36		$ 7.85		$ 6.24	$ 8.21	$ 6.63	$ 4.45

Investment total return ††	24.67%		40.00%		(10.35)%	33.88%	48.99%	(62.65)%

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Financial Highlights (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended
	June 30, 2013		Year Ended December 31,
	(Unaudited)		2012		2011	2010	2009	2008
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$200,415		$182,899		$169,977	$159,232	$141,164	$122,401
Net assets attributable to common shares, end of period (in 000’s)	$165,640		$148,124		$135,202	$124,457	$106,386	$75,619
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	0.72	%(c)	1.68%		(0.11)%	(0.89)%	0.88%	1.40%
Ratio of operating expenses to average net assets attributable to common shares before fees waived/fee reduction	1.61	%(c)	1.84	%(d)	2.59%	3.19%	2.46%	1.89%
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any	1.61	%(c)	1.84	%(d)	2.34%	3.19%	2.43%	1.54%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived/fee reduction	1.32	%(c)	1.48	%(e)	2.08%	2.44%	1.70%	1.40%
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any	1.32	%(c)	1.48	%(e)	1.88%	2.44%	1.68%	1.14%
Portfolio turnover rate	3.9%		7.9%		14.4%	9.4%	9.6%	14.5%
Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$ 19,775		$ 19,775		$ 19,775	$ 19,775	$ 19,778	$ 24,281
Total shares outstanding (in 000’s)	791		791		791	791	791	971
Liquidation preference per share	$ 25.00		$ 25.00		$ 25.00	$ 25.00	$ 25.00	$ 25.00
Average market value (f)	$ 25.77		$ 25.73		$ 25.38	$ 25.07	$ 23.53	$ 22.59
Asset coverage per share	$ 144.08		$ 131.49		$ 122.20	$ 114.47	$ 101.48	$ 65.41
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$ 15,000		$ 15,000		$ 15,000	$ 15,000	$ 15,000	$ 22,500
Total shares outstanding (in 000’s)	1		1		1	1	1	1
Liquidation preference per share	$ 25,000		$ 25,000		$ 25,000	$ 25,000	$ 25,000	$ 25,000
Average market value (g)	$ 25,000		$ 25,000		$ 25,000	$ 25,000	$ 25,000	$ 25,000
Asset coverage per share	$144,078		$131,486		$122,197	$114,472	$101,475	$ 65,411
Asset Coverage (h)	576%		526%		489%	458%	406%	262%

†

Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

††

Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan including the effect of shares issued pursuant to the 2011 rights offering, assuming full subscription by shareholders.

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Amount represents less than $0.005 per share.
(b)	Calculated based upon average common shares outstanding on the record dates throughout the periods.
(c)	Annualized.
(d)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.47%.

(e)

These ratios do not include a reduction for insurance recovery of $300,000 and the prior period adjustment to legal expenses of $227,762. Had these amounts been included, the ratios for the year ended December 31, 2012 would have been 1.18%.

(f)	Based on weekly prices.
(g)	Liquidation value. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their shares in the auction.
(h)	Asset coverage is calculated by combining all series of preferred shares.

See accompanying notes to financial statements.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited)

1. Organization. The Gabelli Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2. Significant Accounting Policies. The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2013 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/13
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Financial Services	$ 1,250,576	—	$ 913	$ 1,251,489
Wireless Communications	6,923,528		62,505	6,986,033
Other Industries (a)	190,426,895		—	190,426,895
Total Common Stocks	198,600,999	—	63,418	198,664,417
Rights (a)	—	$ 68	—	68
Warrants (a)	3,242	—	—	3,242
U.S. Government Obligations	—	1,877,815	—	1,877,815
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$198,604,241	$1,877,883	$63,418	$200,545,542

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.
*	Other financial instruments are derivatives reflected in the SOI, such as futures, forwards, and swaps, which are valued at the unrealized appreciation/depreciation of the instrument.

The Fund did not have transfers between Level 1 and Level 2 during the six months ended June 30, 2013. The Fund’s policy is to recognize transfers among Levels as of the beginning of the reporting period.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Additional Information to Evaluate Qualitative Information.

    General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds is ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

    Fair Valuation. Fair valued securities may be common and preferred equities, warrants, options, rights, and fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. Among the factors to be considered to fair value a security are recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These include back testing the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Derivative Financial Instruments. The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

Accounting Standards Update (“ASU”) No. 2011-11 “Balance Sheet Disclosures about Offsetting Assets and Liabilities.” ASU 2011-11 requires a fund to disclose both gross information and net information about both instruments and transactions eligible for offset in the statement of assets and liabilities and instruments and transactions subject to an agreement similar to a master netting arrangement. The scope of ASU 2011-11

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

includes derivatives and sale and repurchase agreements. The purpose of ASU 2011-11 is to facilitate comparison of financial statements prepared on the basis of U.S. GAAP and on the basis of International Financial Reporting Standards. Management is continually evaluating the implications of ASU 2011-11 and its impact on the financial statements and, at this time, has concluded that ASU 2011-11 is not applicable to the Fund because the Fund does not have investments covered under this guidance.

The Fund’s derivative contracts held at June 30, 2013, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

    Swap Agreements. The Fund may enter into interest rate swap or cap transactions for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Preferred”). Interest rate swaps transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

The Fund’s interest rate swap agreement with Citibank N.A. terminated on April 4, 2013. The notional amount of the agreement was $10,000,000.

For the six months ended June 30, 2013, the effect of interest rate swap agreements can be found in the Statement of Operations under Net Realized and Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation on swap contracts.

Limitations on the Purchase and Sale of Futures Contracts, Certain Options, and Swaps. Subject to the guidelines of the Board, the Fund may engage in “commodity interest” transactions (generally, transactions in futures, certain options, certain currency transactions, and certain types of swaps) only for bona fide hedging or other permissible transactions in accordance with the rules and regulations of the Commodity Futures Trading Commission (“CFTC”). Pursuant to amendments by the CFTC to Rule 4.5 under the Commodity Exchange

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Act (“CEA”), the Adviser has filed a notice of exemption from registration as a “commodity pool operator” with respect to the Fund. The Fund and the Adviser are therefore not subject to registration or regulation as a commodity pool operator under the CEA. Due to the recent amendments to Rule 4.5 under the CEA, certain trading restrictions are now applicable to the Fund as of January 1, 2013. These trading restrictions permit the Fund to engage in commodity interest transactions that include (i) “bona fide hedging” transactions, as that term is defined and interpreted by the CFTC and its staff, without regard to the percentage of the Fund’s assets committed to margin and options premiums and (ii) non-bona fide hedging transactions, provided that the Fund does not enter into such non-bona fide hedging transactions if, immediately thereafter, either (a) the sum of the amount of initial margin deposits on the Fund’s existing futures positions or swaps positions and option or swaption premiums would exceed 5% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions, or (b) the aggregate net notional value of the Fund’s commodity interest transactions would not exceed 100% of the market value of the Fund’s liquidating value, after taking into account unrealized profits and unrealized losses on any such transactions. Therefore, in order to claim the Rule 4.5 exemption, the Fund is limited in its ability to invest in commodity futures, options, and certain types of swaps (including securities futures, broad based stock index futures, and financial futures contracts). As a result, in the future, the Fund will be more limited in its ability to use these instruments than in the past, and these limitations may have a negative impact on the ability of the Adviser to manage the Fund, and on the Fund’s performance.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities. The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes. The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Restricted Securities. The Fund may invest up to 15% of its net assets in securities for which the markets are restricted. Restricted securities include securities whose disposition is subject to substantial legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted securities the Fund held as of June 30, 2013, refer to the Schedule of Investments.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Distributions to Shareholders. Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock (“Series B Preferred”) and Series C Preferred (“Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

Under the Fund’s current distribution policy related to common shares, the Fund declares and pays quarterly distributions from net investment income, capital gains, and paid-in capital. The actual source of the distribution is determined after the end of the calendar year. Pursuant to this policy, distributions during the year may be made in excess of required distributions. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to payout all of its net realized long term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

The tax character of distributions paid during the year ended December 31, 2012 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income (inclusive of short term capital gains)	$2,738,080	$1,212,066
Return of capital	11,692,316	—

Total distributions paid	$14,430,396	$1,212,066

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2012, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(8,773,147)
Net unrealized appreciation on investments	63,555,838
Net unrealized depreciation on swap contracts and foreign currency translations	(159,176)

Total	$54,623,515

At December 31, 2012, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Under the Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward for an unlimited period capital losses incurred in years beginning after December 22, 2010. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, post-enactment capital losses that are carried forward will retain their character as either short term or long term capital losses rather than being considered all short term as under previous law. $8,773,147 of capital loss carryforwards is available through 2017.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2013:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$114,523,405	$96,871,876	$(10,849,739)	$86,022,137

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2013, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2013, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2009 through December 31, 2012 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

3. Agreements and Transactions with Affiliates. The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Preferred Stock for the period. For the six months ended June 30, 2013, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or net swap expense on the outstanding Preferred Stock. Thus, advisory fees were accrued on the assets attributable to all Preferred Stock.

During the six months ended June 30, 2013, the Fund paid brokerage commissions on security trades of $3,587 to G. research, Inc. (formerly “Gabelli & Company, Inc.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement. During the six months ended June 30, 2013, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser). For the six months ended June 30, 2013 the Fund paid or accrued $31,467 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended. The Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman and the Lead Director each receive an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4. Portfolio Securities. Purchases and sales of securities during the six months ended June 30, 2013, other than short term securities and U.S. Government obligations, aggregated $7,483,788 and $20,342,169, respectively.

5. Capital. The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2013, the Fund did not repurchase any common stock in the open market. During the year ended December 31, 2012, the Fund repurchased and retired 50,025 shares of common stock in the open market at a cost of $354,024 and an average discount of approximately 9.81% from its NAV.

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

Transactions in common stock were as follows:

	Six Months Ended June 30, 2013 (Unaudited)		Year Ended December 31, 2012
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued upon reinvestment of distributions	42,541	$379,044	—	—
Net decrease from repurchase of common shares	—	—	(50,025)	$(354,024)

Net increase/(decrease)	42,541	$379,044	(50,025)	$(354,024)

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the Series B and Series C Preferred at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund filed a $400 million shelf registration statement with the SEC that was declared effective on November 14, 2012, enabling the Fund to offer additional common or preferred stock.

On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of Series B Preferred. The Fund, at its option, may redeem the Series B Preferred in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series B Preferred in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2013, the Fund did not repurchase any shares of Series B Preferred. At June 30, 2013, 791,014 shares of 6.00% Series B Preferred were outstanding and accrued dividends amounted to $16,479.

On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Preferred. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short term interest rates. Since February 2008, the number of Series C Preferred subject to bid orders by potential holders has been less than the number of Series C Preferred subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Preferred for which they have

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

submitted sell orders. The current maximum rate is 175% of the “AA” Financial Composite Commercial Paper Rate on the date of such auction. The dividend rates of Series C Preferred ranged from 0.088% to 0.228% during the six months ended June 30, 2013. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series C Preferred may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Preferred in whole or in part at the redemption price at any time. There were no redemptions of Series C Preferred during the six months ended June 30, 2013. At June 30, 2013, 600 shares of Series C Preferred were outstanding with an annualized dividend rate of 0.140% per share and accrued dividends amounted to $292.

On March 29, 2011, the Fund distributed one transferable right for each of the 13,575,669 shares of common stock outstanding on that date. Three rights were required to purchase one additional share of common stock at the subscription price of $7.00 per share. On April 26, 2011, the Fund issued 4,525,223 shares of common stock, receiving proceeds of $31,676,561, prior to the deduction of offering expenses of $456,781. The NAV per share of the Fund was reduced by approximately $0.76 per share as a result of the issuance of shares below NAV.

The holders of Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

6. Industry Concentration. Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8. Other Matters. On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who

The Gabelli Multimedia Trust Inc.

Notes to Financial Statements (Unaudited) (Continued)

also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9. Subsequent Events. Management has evaluated the impact on the Fund of all other subsequent events occurring through the date the financial statements were issued and has determined that there were no other subsequent events requiring recognition or disclosure in the financial.

Certifications

The Fund’s Chief Executive Officer has certified to the New York Stock Exchange (“NYSE”) that, as of June 10, 2013, he was not aware of any violation by the Fund of applicable NYSE corporate governance listing standards. The Fund reports to the SEC on Form N-CSR which contains certifications by the Fund’s principal executive officer and principal financial officer that relate to the Fund’s disclosure in such reports and that are required by Rule 30a-2(a) under the 1940 Act.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Multimedia Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required to annually review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 16, 2013, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1. The nature, extent, and quality of services provided by the Adviser.

The Board Members reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board Members considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, BNY Mellon Investment Servicing (US) Inc. (BNY) to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2. The performance of the Fund and the Adviser.

The Board reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered closed-end funds. The Board considered the Fund’s one, three, five and ten year average annual total return for the periods ended March 31, 2013, but placed greater emphasis on

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreements (Unaudited) (Continued)

the Fund’s longer term performance. The peer group considered by the Board was developed by Lipper and was comprised of other selected closed-end core, growth, and value equity funds (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board noted that the Fund’s performance was above the median for the one year, three year and ten year periods, and below the median for the five year period. The Board concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3. The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against a comparative Lipper expense peer group comprised of other selected closed-end core, growth, and value equity funds (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered the comparative contract rates. The Board noted that the Fund’s advisory fee was higher than average and the total expense ratio was lower than average when compared with those of the Expense Peer Group.

The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2012. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

The Gabelli Multimedia Trust Inc.

Board Consideration and Re-Approval of Advisory Agreements (Unaudited) (Continued)

4. The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5. Other Factors.

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board Members based their decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Investment Objective:

The Gabelli Multimedia Trust Inc., is a non-diversified, closed-end management investment company whose primary objective is long term growth of capital, with income as a secondary objective. The Fund seeks opportunities for long term growth within the context of two main investment universes: companies involved in creativity, as it relates to the development of intellectual property rights (copyrights); and companies involved in distribution, as it relates to the delivery of these copyrights. Additionally, the Fund will invest in companies participating in emerging technological advances in interactive services and products.

Stock Exchange Listing

	Common	Series B Preferred
NYSE–Symbol:	GGT	GGT PrB
Shares Outstanding:	18,072,908	791,014

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX”.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase its common shares in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase its preferred shares in the open market when the preferred shares are trading at a discount to the liquidation value.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, NY 10580-1422

Portfolio Management Team Biographies

Mario J. Gabelli, CFA, is Chairman and Chief Executive Officer of GAMCO Investors, Inc. that he founded in 1976 and Chief Investment Officer - Value Portfolios of Gabelli Funds, LLC and GAMCO Asset Management Inc. Mr. Gabelli is a summa cum laude graduate of Fordham University and holds an MBA degree from Columbia Business School, and an Honorary Doctorate Degree from Roger Williams University in Rhode Island.

Christopher J. Marangi joined G.research, Inc. in 2003 as a research analyst and currently leads the digital research sector team. He also serves as a portfolio manager of Gabelli Funds, LLC and manages several funds within the Gabelli/GAMCO Funds Complex. Mr. Marangi graduated magna cum laude and Phi Beta Kappa with a BA in Political Economy from Williams College and holds an MBA with honors from Columbia Business School.

Lawrence J. Haverty, Jr., CFA, joined GAMCO Investors, Inc. in 2005 and currently is a portfolio manager of Gabelli Funds, LLC and the Fund. Mr. Haverty was previously a managing director for consumer discretionary research at State Street Research, the Boston based subsidiary of Metropolitan Life Insurance Company. He holds a BS from the Wharton School and a MA from the Graduate School of Arts and Sciences at the University of Pennsylvania where he was a Ford Foundation Fellow.

THE GABELLI MULTIMEDIA TRUST INC.

One Corporate Center

Rye, New York 10580-1422

t  800-GABELLI (800-422-3554)

f  914-921-5118

e  info@gabelli.com

     GABELLI.com

DIRECTORS

Mario J. Gabelli, CFA

Chairman &

Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance

Holdings Ltd.

Frank J. Fahrenkopf, Jr.

Former President &

Chief Executive Officer,

American Gaming Association

Christopher J. Marangi

Senior Vice President,

G.research, Inc.

Kuni Nakamura

President,

Advanced Polymer, Inc.

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus,

Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman,

Zizza & Associates Corp.

OFFICERS

Bruce N. Alpert

President &

Acting Chief Compliance Officer

Agnes Mullady

Treasurer & Secretary

Carter W. Austin

Vice President & Ombudsman

Laurissa M. Martire

Vice President & Ombudsman

INVESTMENT ADVISER

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

CUSTODIAN

State Street Bank and Trust Company

COUNSEL

Paul Hastings LLP

TRANSFER AGENT AND REGISTRAR

Computershare Trust Company, N.A.

GGT Q2/2013

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 01/01/13 through 01/31/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,030,367 Preferred Series B – 791,014
Month #2 02/01/13 through 02/28/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,030,367 Preferred Series B – 791,014
Month #3 03/01/13 through 03/31/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,030,367 Preferred Series B – 791,014
Month #4 04/01/13 through 04/30/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,030,367 Preferred Series B – 791,014
Month #5 05/01/13 through 05/31/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,030,367 Preferred Series B – 791,014
Month #6 06/01/13 through 06/30/13	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,072,908 Preferred Series B – 791,014
Total	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.

b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.

d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.

e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.
(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.
(a)(3)	Not applicable.
(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Gabelli Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer

Date	9/6/13

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer

Date	9/6/13

* Print the name and title of each signing officer under his or her signature.